Exhibit 10.1 Execution Version SEVENTH AMENDMENT TO GUARANTY AGREEMENT THIS SEVENTH AMENDMENT TO GUARANTY AGREEMENT (this “Seventh Amendment”), dated effective as of August 26, 2022, is entered into among the parties listed on the signature pages hereof as Guarantors (collectively, the “Guarantors”), and BANK OF AMERICA, N.A. (the “Guarantied Party”, and collectively with any Affiliates thereof, the “Guarantied Parties”). BACKGROUND A. The Guarantors and the Guarantied Party are parties to that certain Guaranty Agreement, dated as of March 1, 2013, as amended by that certain First Amendment to Guaranty Agreement, dated as of February 7, 2014, that certain Second Amendment to Guaranty Agreement, dated as of June 11, 2014, that certain Third Amendment to Guaranty Agreement, dated as of January 16, 2015, that certain Fourth Amendment to Guaranty Agreement, dated as of December 7, 2016, that certain Fifth Amendment to Guaranty Agreement, dated as of September 8, 2018 and that certain Sixth Amendment to Guaranty Agreement, dated as of May 14, 2020 (said Guaranty Agreement, as amended, the “Guaranty Agreement”). The terms defined in the Guaranty Agreement and not otherwise defined herein shall be used herein as defined in the Guaranty Agreement. B. The parties to the Guaranty Agreement desire to make certain amendments to the Guaranty Agreement. C. The Guarantied Party hereby agrees to amend the Guaranty Agreement, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Guarantors and the Guarantied Party covenant and agree as follows: 1. AMENDMENTS. (a) Section 1 of the Guaranty Agreement is hereby amended by adding the following defined terms thereto to read as follows: “Permitted Receivables Financing” means any one or more Receivables Financing, factoring financings and supplier financings that meets the following conditions: (a) the board of directors of Limited or HOT-TX shall have determined in good faith that such Receivables Financing, factoring financing or supplier financing is in the aggregate economically fair and reasonable to Limited and its Subsidiaries, (b) all sales of accounts receivable and related assets by Limited or any Subsidiary to a Receivables Subsidiary or any other Person are made at fair value (as determined in good faith by Limited or HOT-TX), (c) non-recourse to Limited and any Subsidiary and their assets, other than any recourse solely attributable to a breach by Limited or any

2 Subsidiary of representations and warranties that are customarily made by a seller in connection with the “true sale” of receivables on a non-recourse basis (including any Receivables Repurchase Obligation), (d) consummated pursuant to customary contracts, arrangements or agreements entered into with respect to “true sale” of receivables on market terms for similar transactions and (e) the aggregate amount of all Permitted Receivables Financings including receivables and related assets shall not exceed $100,000,000 at any time. The “amount” or “principal amount” of any Permitted Receivables Financing shall be deemed at any time to be (1) the aggregate principal or stated amount of the Indebtedness, fractional undivided interests (which stated amount may be described as a “net investment” or similar term reflecting the amount invested in such undivided interest) or other securities incurred or issued pursuant to such Permitted Receivables Financing, in each case outstanding at such time, or (2) in the case of any Permitted Receivables Financing in respect of which no such Indebtedness, fractional undivided interests or securities are incurred or issued, the cash purchase price paid by the buyer (other than any Receivables Subsidiary) in connection with its purchase of receivables less the amount of collections received by Limited or any Subsidiary in respect of such receivables and paid to such buyer, excluding any amounts applied to purchase fees or discount or in the nature of interest. “Receivables Financing” means any receivables purchase facilities, securitization, other receivables financing transaction or series of transactions that may be entered into by Limited or any of its Subsidiaries pursuant to which Limited or any of its Subsidiaries may sell, contribute, convey or otherwise transfer to a Receivables Subsidiary or any other Person, or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of Limited or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, any collections in respect of such accounts receivable, proceeds of such accounts receivable, and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions or other receivables financing involving accounts receivable and any deposit account or securities account holding solely the collections in respect of the foregoing. “Receivables Repurchase Obligation” means any obligation of a seller of receivables in a Permitted Receivables Financing to repurchase receivables arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Receivables Subsidiary” means any Subsidiary that is special purpose entity formed for the purpose of, and that solely in engages in one or more Permitted Receivables Financing and any other activities reasonably related or incidental thereto.

3 (b) Section 1 of the Guaranty Agreement is hereby amended by deleting the following definitions in their entirety: “London Banking Day”, (c) The definition of “Consolidated EBIT” set forth in Section 1 of the Guaranty Agreement is hereby amended to read as follows: “Consolidated EBIT” means for any period the sum of Consolidated Net Earnings for such period, plus (a) without duplication and to the extent deducted in calculating Consolidated Net Earnings (other than with respect to clause (a)(vi)), in each case for Limited and its Subsidiaries, all determined in accordance with GAAP for such period, the total of: (i) interest expense (including the interest component of Permitted Receivables Financings), (ii) federal and state income and franchise tax expense, (iii) to the extent non-cash, any impairment charges, asset write-offs and write-downs incurred during such period, (iv) to the extent non-cash, any write-offs or write-downs of goodwill or other intangibles during such period, (v) non-cash charges for such period but excluding any non-cash charge that is an accrual of a reserve for a cash expense or cash payment to be made, or anticipated to be made, in a future period, (vi) the amount of pro forma “run-rate” cost savings, operating expense reductions, operating improvements and synergies actually implemented by Limited or its Subsidiaries or related to an Acquisition or Disposition projected to be realized as a result of actions taken or are expected to be taken, in each case, that are reasonably identifiable, factually supportable and projected by Limited in good-faith to be realized as a result of Acquisitions, Dispositions, cost savings or business optimization initiatives or other similar transactions or initiatives consummated after the Sixth Amendment Effective Date to the extent not prohibited by this Guaranty Agreement, net of the amount of actual benefits realized in respect thereof; provided that (A) actions in respect of such non-cash cost-savings, operating expense reductions, operating improvements and synergies have been, or will be, taken within 12 months of the applicable Acquisition, Disposition or initiative, (B) no cost savings, operating expense reductions, operating improvements or synergies shall be added pursuant to this clause (vi) to the extent duplicative of any expenses or charges otherwise added to (or excluded from) Consolidated EBIT, whether through a pro forma adjustment or otherwise, for such period, (C) projected amounts (and not yet realized) may no longer be added in calculating Consolidated EBIT pursuant to this clause (vi) to the extent occurring more than four fiscal quarters after the applicable Acquisition, Disposition or initiative, (D) Limited must deliver to the Purchaser (1) a certificate of a Responsible Officer of Limited setting forth such estimated cost-savings, operating expense reductions, operating improvements and synergies and (2) information

4 and calculations supporting in reasonable detail such estimated cost savings, operating expense reductions, operating improvements and synergies, (vii) any unusual or non-recurring charges or losses for such period, (viii) any fees, expenses or charges (other than depreciation or amortization expense) incurred during such period in connection with any Investment (including any Acquisition), Disposition outside of the ordinary course of business, issuance of Indebtedness or capital stock, or amendment, modification, repayment or refinancing of any debt instrument, in each case permitted under this Guaranty Agreement, including (A) any such transactions undertaken but not completed and any transactions consummated prior to the Sixth Amendment Effective Date and (B) any financial advisory fees, accounting fees, legal fees and other similar advisory and consulting fees, (ix) restructuring and similar charges, accruals, reserves, severance, relocation costs, lease termination or modification costs, integration and facilities opening or closing costs and other business optimization expenses (including in connection with revenue synergies), signing costs, retention or completion bonuses, transition costs, costs related to closure/consolidation of facilities and curtailments or modifications to pension and post-retirement employee benefit plans, (x) non-recurring cash expenses recognized for information technology and other integration costs and business optimization expenses in connection with any cost savings or business optimization initiatives, (xi) fees, charges, costs and expenses incurred in such period in connection with Litigation, and (xii) losses or discounts on sales of receivables and related assets in connection with any Permitted Receivables Financing, minus (b) without duplication and to the extent added in calculating Consolidated Net Earnings, in each case for Limited and its Subsidiaries, all determined in accordance with GAAP for such period, the total of: (i) federal and state, local and foreign income tax credits (other than to the extent netted in clause (a)(ii) above), (ii) other non-cash gains, excluding any such non-cash gains to the extent they represent a reversal of an accrual of a reserve for a cash expense or cash payment that reduced Consolidated EBIT in a prior period that are described in the exclusion noted in clause (a)(v) above, and (iii) any unusual or non-recurring income or gains for such period, all determined in accordance with GAAP;

5 provided, that the aggregate amount added back in the calculation of Consolidated EBIT for any such period pursuant to clauses (a)(vi), (a)(viii), (a)(ix), (a)(x) and (a)(xi) shall not exceed 20% of Consolidated EBIT for the applicable four-quarter period (calculated prior to giving effect to any add-backs pursuant to such clauses). (d) The definition of “Consolidated EBITDA” set forth in Section 1 of the Guaranty Agreement is hereby amended to read as follows: “Consolidated EBITDA” means for any period the sum of Consolidated Net Earnings for such period, plus (a) without duplication and to the extent deducted in calculating Consolidated Net Earnings (other than with respect to clause (a)(vii)), in each case for Limited and its Subsidiaries, all determined in accordance with GAAP for such period, the total of: (i) depreciation and amortization expenses, (ii) interest expense (including the interest component of Permitted Receivables Financings), (iii) federal and state income and franchise tax expense, (iv) to the extent non-cash, any impairment charges, asset write-offs and write-downs incurred during such period, (v) to the extent non-cash, any write-offs or write-downs of goodwill or other intangibles during such period, (vi) non-cash charges for such period but excluding any non-cash charge that is an accrual of a reserve for a cash expense or cash payment to be made, or anticipated to be made, in a future period, (vii) the amount of pro forma “run-rate” cost savings, operating expense reductions, operating improvements and synergies actually implemented by Limited or its Subsidiaries or related to an Acquisition or Disposition projected to be realized as a result of actions taken or are expected to be taken, in each case, that are reasonably identifiable, factually supportable and projected by Limited in good-faith to be realized as a result of Acquisitions, Dispositions, cost savings or business optimization initiatives or other similar transactions or initiatives consummated after the Sixth Amendment Effective Date to the extent not prohibited by this Guaranty Agreement, net of the amount of actual benefits realized in respect thereof; provided that (A) actions in respect of such non-cash cost-savings, operating expense reductions, operating improvements and synergies have been, or will be, taken within 12 months of the applicable Acquisition, Disposition or initiative, (B) no cost savings, operating expense reductions, operating improvements or synergies shall be added pursuant to this clause (vii) to the extent duplicative of any expenses or charges otherwise added to (or excluded from) Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such period, (C) projected amounts (and not yet realized) may no longer be added in calculating Consolidated EBITDA pursuant to this clause (vii) to the extent occurring more than four fiscal

6 quarters after the applicable Acquisition, Disposition or initiative, (D) Limited must deliver to the Purchaser (1) a certificate of a Responsible Officer of Limited setting forth such estimated cost-savings, operating expense reductions, operating improvements and synergies and (2) information and calculations supporting in reasonable detail such estimated cost savings, operating expense reductions, operating improvements and synergies, (viii) any unusual or non-recurring charges or losses for such period, (ix) any fees, expenses or charges (other than depreciation or amortization expense) incurred during such period in connection with any Investment (including any Acquisition), Disposition outside of the ordinary course of business, issuance of Indebtedness or capital stock, or amendment, modification, repayment or refinancing of any debt instrument, in each case permitted under this Guaranty Agreement, including (A) any such transactions undertaken but not completed and any transactions consummated prior to the Sixth Amendment Effective Date and (B) any financial advisory fees, accounting fees, legal fees and other similar advisory and consulting fees, (x) restructuring and similar charges, accruals, reserves, severance, relocation costs, lease termination or modification costs, integration and facilities opening or closing costs and other business optimization expenses (including in connection with revenue synergies), signing costs, retention or completion bonuses, transition costs, costs related to closure/consolidation of facilities and curtailments or modifications to pension and post-retirement employee benefit plans, (xi) non-recurring cash expenses recognized for information technology and other integration costs and business optimization expenses in connection with any cost savings or business optimization initiatives, (xii) fees, charges, costs and expenses incurred in such period in connection with Litigation, and (xiii) losses or discounts on sales of receivables and related assets in connection with any Permitted Receivables Financing, minus (b) without duplication and to the extent added in calculating Consolidated Net Earnings, in each case for Limited and its Subsidiaries, all determined in accordance with GAAP for such period, the total of: (i) federal and state, local and foreign income tax credits (other than to the extent netted in clause (a)(iii) above), (ii) other non-cash gains, excluding any such non-cash gains to the extent they represent a reversal of an accrual of a reserve for a cash expense or cash payment that reduced Consolidated EBIT in a prior period that are described in the exclusion noted in clause (a)(vi) above, and

7 (iii) any unusual or non-recurring income or gains for such period, all determined in accordance with GAAP; provided, that the aggregate amount added back in the calculation of Consolidated EBITDA for any such period pursuant to clauses (a)(vii), (a)(ix), (a)(x), (a)(xi) and (a)(xii) shall not exceed 20% of Consolidated EBITDA for the applicable four-quarter period (calculated prior to giving effect to any add-backs pursuant to such clauses). (e) The definition of “Excluded Subsidiary” set forth in Section 1 of the Guaranty Agreement is hereby amended to read as follows: “Excluded Subsidiary” means (a) any Subsidiary if, and for so long as, the guarantee of the Obligations by such Subsidiary would require the consent, approval, license or authorization of a Governmental Authority or under any binding Contractual Obligation (or joint venture organizational document) with any unaffiliated third party existing on the Sixth Amendment Effective Date (or, if later, the date such Subsidiary is acquired or the date such Contractual Obligation (or joint venture organizational document) is entered into (so long as such Contractual Obligation (or joint venture organizational document) is not created, entered into or incurred for the sole purpose of making such Subsidiary an Excluded Subsidiary), except to the extent such consent, approval, license or authorization has actually been obtained), (b) any Subsidiary that is prohibited by Applicable Law, rule or regulation from guaranteeing the Obligations, (c) any Subsidiary that is a captive insurance company subject to regulation as an insurance company (or any Subsidiary thereof), (d) a not-for-profit Subsidiary, (e) a special purpose entity used for a securitization facility, (f) a Receivables Subsidiary, (g) a Subsidiary (including any CFC Holding Company) where the guarantee of the Obligations by such Subsidiary would constitute an investment in “United States property” by a CFC that would reasonably be expected to result in material adverse tax consequences as reasonably determined by HOT-TX in good faith in consultation with the Purchaser and (h) any Subsidiary to the extent that the costs of a guarantee from such Subsidiary would be excessive relative to the expected benefits to be obtained by the Guarantied Parties from such guarantee (as reasonably determined by HOT-TX and the Purchaser in good faith). (f) The definition of “Existing Subsidiary Guarantors” set forth in Section 1 of the Guaranty Agreement is hereby amended to read as follows: “Existing Subsidiary Guarantors” means, collectively, HOT-Barbados, HOT- Nevada, HOT Nevada, Inc., a Nevada corporation, HOT-L.P., Idelle Labs, Ltd., a Texas limited partnership, OXO International, Ltd., a Texas limited partnership, Helen of Troy Macao Limited, a Macau company, Kaz, Inc., a New York corporation, Kaz Canada, Inc., a Massachusetts corporation, Pur Water Purification Products, Inc., a Nevada corporation, Steel Technology, LLC, an Oregon limited liability company, Drybar Products LLC, a Delaware limited liability company and Osprey Packs, Inc. a Colorado corporation.

8 (g) The definition of “Liquidity” set forth in Section 1 of the Guaranty Agreement is hereby amended to read as follows: “Liquidity” means, at any time of determination, the sum of (a) Unrestricted Cash and Cash Equivalents of Limited and its Subsidiaries at such time and (b) the amount by which the Revolving Facility (under and as defined in the Credit Facility) exceeds the Total Revolving Outstandings (under and as defined in the Credit Facility) at such time. (h) The definition of “Material Domestic Subsidiary” set forth in Section 1 of the Guaranty Agreement is hereby amended to read as follows: “Material Domestic Subsidiary” means any Domestic Subsidiary of Limited (other than an Excluded Subsidiary) that, together with its Subsidiaries, has total assets (including Equity Interests in other Subsidiaries and (x) excluding investments that are eliminated in consolidation and (y) investments in any Receivables Subsidiary) of equal to or greater than 3.75% of Consolidated Total Assets (excluding assets of Excluded Subsidiaries) as of the end of the most recent four (4) fiscal quarters; provided, however, that if at any time there are Domestic Subsidiaries (other than Excluded Subsidiaries) which are not classified as “Material Domestic Subsidiaries” but which collectively have total assets (including Equity Interests in other Subsidiaries and excluding (x) investments that are eliminated in consolidation and (y) investments in any Receivables Subsidiary) of equal to or greater than 7.5% of Consolidated Total Assets (excluding assets of Excluded Subsidiaries), then HOT-TX shall promptly designate one or more such Subsidiaries as Material Domestic Subsidiaries and cause any such Subsidiary to comply with the provisions of Section 7(n) such that, after such Subsidiaries become Guarantors hereunder, the Domestic Subsidiaries (other than Excluded Subsidiaries) that are not Guarantors shall have less than 7.5% of Consolidated Total Assets. (i) The definition of “Qualified Acquisition” set forth in Section 1 of the Guaranty Agreement is hereby amended to read as follows: “Qualified Acquisition” means an Acquisition by Limited or any Subsidiary, which Acquisition has been designated to the Purchaser in a Qualified Acquisition Notice as a “Qualified Acquisition”, provided that the aggregate Acquisition Consideration is greater than $150,000,000. Purchaser, the Borrower and the Guarantors acknowledge and agree that the acquisition by Limited of Recipe Products Ltd. on or about April 25, 2022 shall be treated as a Qualified Acquisition under this Guaranty Agreement. (j) Section 8(a) of the Guaranty Agreement is hereby amended to (i) delete “and” at the end of clause (25) thereof, (ii) renumber clause (26) as (27) and (iii) add a new clause (26) thereto to read as follows: (26) Liens on receivables and related assets incurred in connection with Permitted Receivables Financings provided that any such Lien shall only apply to the receivables of Limited or any applicable Subsidiary purported to be transferred to a Receivables Subsidiary or another applicable Person in accordance with the applicable Permitted Receivables Financing and the related assets with respect thereto; and

9 (k) Section 8(b) of the Guaranty Agreement is hereby amended to (i) delete “and” at the end of clause (14) thereof, (ii) delete “.” at the end of clause (15) thereof and add “; and” in lieu thereof and (iii) add a new clause (16) thereto to read as follows: (16) so long as no Default exists or would result therefrom, Investments relating to any Receivables Subsidiary of Limited organized in connection with a Permitted Receivables Financing that, in the good faith determination of senior management or the Board of Directors of Limited or HOT-TX, are necessary or advisable to effect such Permitted Receivables Financing. (l) Section 8(c)(6) of the Guaranty Agreement is hereby is hereby amended to read as follows: (6) Indebtedness in respect of Permitted Receivables Financings so long as the aggregate outstanding amount of all Permitted Receivables Financing including receivables and related assets, shall not exceed $100,000,000 at any time; (m) Section 8(e) of the Guaranty Agreement is hereby amended to (i) replace the word “receivables” with the word “receivable” in clause (7) thereof, and (ii) add a new clause (14) thereto to read as follows: (14) Dispositions of receivables, or participations therein, and related assets pursuant to any Permitted Receivables Financing; (n) Section 8(h) of the Guaranty Agreement is hereby amended to (i) delete “and” at the end of clause (f) thereof and add “,” in lieu thereof, (ii) delete “.” at the end of clause (g) thereof and (iii) add a new clause (h) thereto to read as follows: and (h) transactions in connection with any Permitted Receivables Financing. (o) Section 8(i) of the Guaranty Agreement is hereby amended to (i) delete “and” at the end of clause (ii) thereof, (ii) delete “and” at the end of clause (vi) thereof and add “,” in lieu thereof, (iii) delete “.” at the end of clause (vii) thereof and (iv) add a new clause (viii) thereto to read as follows: and (viii) any Permitted Receivables Financing solely with respect to the assets subject to such Permitted Receivables Financing. (p) Exhibit A, the Compliance Certificate, is hereby amended to be in the form of Exhibit A to this Third Amendment. 2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each of the Guarantors represents and warrants that, as of the date hereof: (a) the representations and warranties contained in the Guaranty Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of

10 such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on such earlier date; (b) no event has occurred and is continuing which constitutes a Default or an Event of Default; (c) (i) each Guarantor has full power and authority to execute and deliver this Seventh Amendment, (ii) this Seventh Amendment has been duly executed and delivered by the Guarantors, and (iii) this Seventh Amendment and the Guaranty Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Guarantors, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; (d) neither the execution, delivery and performance of this Seventh Amendment or the Guaranty Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of any of the Guarantors, or any indenture, agreement or other instrument to which the Guarantors or any of their respective property is subject; and (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for the execution, delivery or performance by any of the Guarantors of this Seventh Amendment. 3. CONDITIONS TO EFFECTIVENESS. This Seventh Amendment shall be effective upon satisfaction or completion of the following: (a) the Guarantied Party shall have received counterparts of this Seventh Amendment executed by each of the Guarantors and acknowledged by the Borrower; (b) the representations and warranties set forth in Section 3 above shall be true and correct; and (c) the Guarantied Party shall have received, in form and substance satisfactory to the Guarantied Party and its counsel, such other documents, certificates and instruments as the Guarantied Party shall reasonably require. 4. REFERENCE TO THE GUARANTY AGREEMENT. (a) Upon the effectiveness of this Seventh Amendment, each reference in the Guaranty Agreement to “this Guaranty Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Guaranty Agreement, as affected and amended hereby. (b) The Guaranty Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed. 5. COSTS, EXPENSES AND TAXES. The Guarantors agree to pay on demand all reasonable costs and expenses of the Guarantied Party in connection with the preparation, reproduction, execution and delivery of this Seventh Amendment and the other instruments and

11 documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Guarantied Party with respect thereto). 6. BORROWER’S ACKNOWLEDGMENT. By signing below, the Borrower (a) acknowledges, consents and agrees to the execution, delivery and performance by the Guarantors of this Seventh Amendment, (b) acknowledges and agrees that its obligations in respect of the Guaranty Agreement (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Seventh Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under the Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its obligations under the Loan Agreement. 7. EXECUTION IN COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Seventh Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Guarantied Party (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document. 8. GOVERNING LAW; BINDING EFFECT. This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law and shall be binding upon the parties hereto and their respective successors and assigns. 9. HEADINGS. Section headings in this Seventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventh Amendment for any other purpose. 10. ENTIRE AGREEMENT. THE GUARANTY AGREEMENT, AS AMENDED BY THIS SEVENTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

Signature Page to Seventh Amendment to Guaranty Agreement IN WITNESS WHEREOF, this Seventh Amendment is executed as of the date first set forth above. GUARANTORS: HELEN OF TROY L.P., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner HELEN OF TROY LIMITED, a Bermuda company HELEN OF TROY LIMITED, a Barbados corporation HOT NEVADA, INC., a Nevada corporation HELEN OF TROY NEVADA CORPORATION, a Nevada corporation HELEN OF TROY TEXAS CORPORATION, a Texas corporation IDELLE LABS LTD., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner OXO INTERNATIONAL LTD., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner PUR WATER PURIFICATION PRODUCTS, INC., a Nevada corporation KAZ, INC., a New York corporation KAZ CANADA, INC., a Massachusetts corporation STEEL TECHNOLOGY, LLC, an Oregon limited liability company DRYBAR PRODUCTS LLC, a Delaware limited liability company OSPREY PACKS, INC., a Colorado corporation

Signature Page to Seventh Amendment to Guaranty Agreement By: /s/ Matt Osberg Name: Matt Osberg Title for all: Chief Financial Officer HELEN OF TROY MACAO LIMITED, a Macau corporation By: /s/ Tessa Judge Name: Tessa Judge Title: CLO NOTARIAL CERTIFICATE OF __ NOTARY PUBLIC DO HEREBY CERTIFY AND ATTEST that on the day of the date hereof personally came and appeared before me __________, the duly authorized Chief Financial Officer of Helen of Troy Limited, a Barbados corporation, one of the executing parties to the within written document and did in my presence sign and deliver the same as and for his free and voluntary act and deed. IN FAITH AND TESTIMONY WHEREOF I the said have hereunto set and subscribed my name and caused my Seal of Office to be hereunto put and affixed this __th day of August, 2022.

Signature Page to Seventh Amendment to Guaranty Agreement BORROWER: KAZ USA, INC., a Massachusetts corporation /s/ Matt Osberg Name: Matt Osberg Title: Chief Financial Officer

GUARANTIED PARTY: BANK OF AMERICA, N.A., as Guarantied Party /s/ Adam Rose Name: Adam Rose Title: Senior Vice President